Filed with the U.S. Securities and Exchange Commission on January 26, 2021

1933 Act Registration File No. 333-158133
1940 Act File No. 811-22282

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	25	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	26	[		]

(Check appropriate box or boxes.)

Cook & Bynum Funds Trust
(Exact Name of Registrant as Specified in Charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of Principal Executive Office) (Zip Code)

205-994-2815
(Registrant’s Telephone Number, including Area Code)

Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and Address of Agent for Service)

With copies to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, D.C. 20004

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 28, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 25 to the Registration Statement of Cook & Bynum Funds Trust on Form N-1A is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended September 30, 2020. This Prospectus conforms to the Summary Prospectus Rule as set forth in 17 CFR Parts 230, 232, 239 and 274.

PROSPECTUS | JANUARY 28, 2021

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                            www.cookandbynum.com/cobyx

(This Page Intentionally Left Blank.)

THE COOK & BYNUM FUND SUMMARY
Investment Objective
Long-term growth of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of The Cook & Bynum Fund (the “Fund”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of the total amount on shares redeemed in 60 days or less from the date of purchase)	2.00%

ANNUAL FUND OPERATING EXPENSES (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.99%
Fee Reduction and/or Expense Reimbursement*	-0.50%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.49%
*    Cook & Bynum Capital Management, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse the Fund to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through November 5, 2022, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser.

THE COOK & BYNUM FUND SUMMARY
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$152	$576	$1,026	$2,277
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio. The Fund’s portfolio turnover rate was 3% and 37% for the fiscal years ended September 30, 2019 and September 30, 2018, respectively.
Principal Investment Strategy
The Fund pursues its objective of long-term growth of capital by investing in a select few global public equities using an absolute value investing philosophy. The Fund’s investment decisions are driven by the application of the Adviser’s core investment criteria and are informed by rigorous, immersive research. The Adviser travels globally to learn about a company’s customers, appraise its competitors, meet its managers, visit its facilities, and survey its operations in action. These efforts are guided by the belief that first-person observations in the field are critical to appropriately evaluate each investment opportunity.
The Adviser’s iterative investment process is built around four core criteria and is designed to challenge assumptions, refine conclusions, and mitigate psychological misjudgments:
1)Circle of Competence
The Adviser must be able to understand the core economics of a business and reliably predict its financial prospects. The Fund’s primary focus is avoiding mistakes that lead to permanent losses of

THE COOK & BYNUM FUND SUMMARY
capital, so the Adviser believes its ability to recognize the limitations of its knowledge is as important as its ability to execute its competencies when evaluating an idea.
2)Business
The Adviser evaluates whether a business has sustainable competitive advantages that produce predictable free cash flows and yield attractive returns on equity over an extended period of time. Without a “moat,” a company’s results are difficult to effectively forecast.
3)People
The Adviser seeks to invest alongside management teams who view shareholders as partners. Trustworthiness and intellectual honesty are required leadership traits for managers of qualifying businesses. Other important markers include energy, consistency, a thoughtful capital allocation framework, and conservative accounting practices.
4)Price
After the first three investment criteria are met, the Adviser values a business by projecting its future cash flows and discounting these “owner earnings” into present value dollars. The Fund will invest in a company’s stock only if it is trading at a significant discount to the Adviser’s conservative estimate of its intrinsic value.
The Fund’s portfolio is deliberately concentrated in the Adviser’s best, most-informed ideas. This concentration means the Fund’s portfolio is markedly different from any benchmarks.
In pursuing its strategy, the Fund focuses on equity securities, which primarily consist of common stocks and depository receipts. The Fund can hold securities of both U.S. and foreign issuers without regard to market capitalization, industry/sector, or any other categorization. In fact, the Fund may invest up to 100% of its assets in foreign securities with up to 60% of those from emerging markets. The Fund may also hold up to 60% of its assets in foreign debt. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies, including junk bonds, may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.” The Fund is not required, however, to be fully invested in equity or other allowable securities. When making portfolio allocation decisions, the Adviser

THE COOK & BYNUM FUND SUMMARY
compares its most appealing ideas against cash alternatives and will hold cash and equivalents in the absence of attractive positions that meet its minimum hurdle rate requirements. Indeed, it frequently maintains a portion of its total assets in cash and equivalents—including, but not limited to, short-term U.S. Government securities—to be positioned to immediately take advantage of new investment opportunities that meet the Adviser’s core investment criteria.
The Adviser is a long-term investor. However, the Fund will generally sell a security whose price approaches the Adviser’s estimated intrinsic value for the business—either because the price of the security has substantially appreciated or because a material adverse change occurred that meaningfully lowered the Adviser’s estimate of the company’s intrinsic value. Similarly, the Fund will sell a security if some event or shift happens within the business that prevents the Adviser from continuing to reliably appraise its intrinsic value. Lastly, in instances when the Fund is fully invested, the Adviser will sell relatively overpriced securities to buy relatively underpriced securities in an ongoing effort to concentrate the Fund’s capital in the Adviser’s best ideas.
Principal Risks
•General Risk: There is no assurance that the Fund will meet its investment objective; an investor could lose money by investing in the Fund.
•Foreign (Non-U.S.) Securities Risk: Investments in foreign securities carry special risks, including foreign political instability, greater volatility, less liquidity, financial reporting inconsistencies, and adverse economic developments abroad, all of which may reduce the value of foreign securities. Many of these risks can be even greater when investing in countries with developing economies and securities markets, also known as “emerging markets.”
•Market Risk: Prices of equity securities and the value of the Fund’s investments will fluctuate and may decline significantly over short-term or long-term periods. Foreign and domestic economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics, and other events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance.
•Value Investing Risk: Investing in undervalued securities involves the risk that such securities may never reach their expected market

THE COOK & BYNUM FUND SUMMARY
value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misjudged. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.
•Non-Diversified Portfolio Risk: The Fund is “non-diversified,” and thus invests its assets in a smaller number of securities than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s value.
•Currency Risk: The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.
•Smaller Capitalization Risk: Smaller capitalization companies may have a narrower geographic and product or service focus and be less well known to the investment community, resulting in more volatile share price movements and a lack of market liquidity.
•Interest Rate Risk: The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of a security will vary as interest rates fluctuate.
•Credit Risk: The Fund’s debt investments are subject to credit risk. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency, which may cause the Fund to lose money.
•High Yield or “Junk” Security Risk: Investments in debt securities that are rated below investment grade by one or more NRSROs (“high yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.
•Special Situations Risk: Investments in companies involved in special situations, such as reorganizations or restructurings, may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Failure to anticipate changes in the circumstances affecting these types of investments may result in

THE COOK & BYNUM FUND SUMMARY
permanent losses of capital, such that the Fund may be unable to recoup some or all of its investments.
•Risks of Investing in a Managed Fund: The investment decisions of the Fund’s Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

For additional information on the risks of investing in this Fund, please see “Risks of Investing in the Fund” in the Prospectus.
Performance
The following bar chart is intended to help you understand the risks of investing in the Fund. The bar chart shows the year to year performance of the Fund since inception for each calendar year ended December 31. The table shows how the average annual total returns for 1, 5, and 10 years compare with those of the relevant market index, the MSCI All Country World Index (“MSCI ACWI”). The MSCI ACWI is a free float-adjusted market capitalization index and is shown to compare the Fund’s performance to the global equity market performance among developed and developing markets. The average annual total returns for the MSCI ACWI presume the reinvestment of all dividends. Keep in mind that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.cookandbynum.com/cobyx or by calling the Fund’s toll-free number at 1‑877-839-COBY (2629).
The Fund commenced operations on July 1, 2009.
Annual Returns
(For each year ended December 31)

THE COOK & BYNUM FUND SUMMARY
During the period shown in the bar chart, the highest return for a quarter was 14.17% (quarter ending December 31, 2020) and the lowest return for a quarter was -24.61% (quarter ending March 31, 2020).
Average Annual Total Returns
(For the period ended December 31, 2020)

	1 year	5 years	10 years	Since Inception (7/1/2009)
Return Before Taxes	-10.98%	0.04%	3.46%	5.25%
Return After Taxes on Distributions	-11.06%	-0.81%	2.74%	4.55%
Return After Taxes on Distributions and Sale of Fund Shares	-6.46%	0.12%	2.83%	4.31%
MSCI ACWI Net (reflects no deduction for fees, expenses, or taxes)	16.25%	12.26%	9.13%	10.93%
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ from those shown depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.
Investment Adviser
Cook & Bynum Capital Management, LLC
Portfolio Manager
Richard P. Cook is a principal of Cook & Bynum Capital Management, LLC and has managed the Fund since its inception.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by mail (The Cook & Bynum Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 877-839-2629, by wire transfer, via the internet (www.cookandbynum.com/cobyx), or through financial services organizations (“FSOs”). The minimum initial purchase is $5,000 for a regular account and $1,000 for an individual retirement account (“IRA”). The minimum subsequent

THE COOK & BYNUM FUND SUMMARY
investment is $1,000 for a regular account and $100 for an automatic investment plan and an IRA.
Dividends, Capital Gains, and Taxes
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred vehicles may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
The Fund’s Investment Objective
The Fund’s investment objective is long-term growth of capital. The Board of Trustees reserves the right to change the investment objective of the Fund, in its sole discretion, upon sixty (60) days prior notice to current shareholders.
More about the Fund’s Investment Strategies
In pursuing the Fund’s investment objective of long-term growth of capital, the Fund’s Adviser uses an absolute value investing philosophy to build a concentrated portfolio of the securities of international and domestic companies that meet its core investment criteria. The Fund focuses on equities, which primarily consist of common stocks and depository receipts but may also include limited partnership interests, business trust shares, securities convertible into equity, and rights and warrants to subscribe for the purchase of such equity securities. The Fund can invest up to 100% of its assets in these types of equity securities. The Adviser may also make investments in foreign debt, special situations, and cash and equivalents.
Foreign (Non-U.S.) Securities. Equity and debt securities of non-U.S. issuers are referred to as foreign securities. The Fund may invest up to 100% of its assets in foreign securities with up to 60% of its assets in foreign securities from emerging markets. The Fund may also invest up to 60% of its assets in debt securities of non-U.S. issuers, including corporate debt securities of non-U.S. companies, short-term debt obligations of foreign governments, and other foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO. Other debt securities of non-U.S. companies, including junk bonds, may be purchased without regard to NRSRO ratings and would generally fall under the category of special situations. Generally, the Adviser will choose to invest in foreign debt securities because the Adviser believes that a security is mispriced and represents a capital gain opportunity. The Adviser does not typically invest in such securities for their income potential.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
Special Situations. The Fund may invest in special situations from time to time to achieve its investment objective. A special situation arises when, in the opinion of the Adviser, the securities of a particular company are expected to appreciate within a reasonable time due to developments particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Developments creating special situations include the following: liquidations or reorganizations (including those involving companies in or facing bankruptcy), recapitalizations or mergers, material litigation, management changes, and technological developments. Investments in special situations may be either equity securities or debt securities, such as corporate debt, which may be in distress as a result of economic or company specific developments. Special situation investments may include high yield debt securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another NRSRO or similar unrated securities). The Fund can invest up to 35% of its assets in special situation investments.
Securities Lending. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or equivalents maintained on a current basis in an amount typically greater than or equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on any securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund will not lend more than 25% of the net asset value of the securities comprising its portfolio.
Cash Positions. There will likely be periods when the Adviser cannot find a sufficient number of qualifying equity and/or debt investments, typically due to valuation considerations. At such times, the Adviser will invest in cash and equivalents to avoid putting capital at risk when prospective returns are inadequate. The Fund may invest up to 100% of its assets in cash and equivalents. The Adviser believes that in order to accomplish the Fund’s objective of long-term growth of capital that it must avoid permanent losses of capital along the way.

RISKS OF INVESTING IN THE FUND
What are the Risks of Investing in the Fund?
General Risk. There is no assurance that the Fund will meet its investment objective; investors may lose money by investing in the Fund. As with all mutual funds, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments fell based on market conditions, interest rates, and numerous other factors.
Foreign (Non-U.S.) Securities Risk. The Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Fund’s assets may be composed of foreign investments. Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risk. These risks, any of which could negatively affect the Fund, can include political and economic instability; foreign taxation; different or lower standards in accounting, auditing, and financial reporting; less-developed securities regulation and trading systems; fluctuations in foreign currency exchange rates; and the risk that a country may impose controls on the exchange or repatriation of foreign currency. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.
Emerging Markets Risk. Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures, and illiquidity or low volumes of transactions may make exits difficult or impossible at times.
Market Risk. Market risk, the risk that prices of securities will fluctuate because of the interplay of market forces, may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock over a short or long-term period. Additionally, prices of equity

RISKS OF INVESTING IN THE FUND
securities generally fluctuate more than those of other securities, such as debt securities. Domestic and foreign economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics, and other events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Accordingly, you should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.
Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the Adviser misjudges an investment’s intrinsic value. Additionally, such securities may decline in value in the short or long-term even though they are deemed by the Fund to be undervalued. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.
Non-Diversified Portfolio Risk. The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of securities than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s net asset value (“NAV”). Lack of broad diversification also may cause the Fund to be more susceptible to specific economic, political,

RISKS OF INVESTING IN THE FUND
or regulatory events than a diversified fund. Although the Fund intends to satisfy the diversification requirements of a regulated investment company under section 851 of the Internal Revenue Code (“IRC”), those requirements are not as stringent as those required of a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).
Currency Risk. The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities. For example, an increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged; however, currency hedging is not a principal investment strategy of the Fund. Unhedged currency exposure may result in gains or losses if the U.S. dollar depreciates or appreciates, respectively, against a foreign currency.
Regulatory Change Risk. The Adviser has, with respect to the Fund, filed a notice with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and therefore the Adviser is not subject to registration or regulation as a pool operator under the CEA.  By claiming this exclusion, the Adviser is exempt from the registration, disclosure, recordkeeping, and reporting requirements of the CFTC with respect to the Fund.  If, in the future, the Adviser determines that it is not eligible for this exclusion or other exemptive relief from Commodity Futures Trading Commission (“CFTC”) regulation, the Adviser will be required to be registered as a commodity pool operator with respect to the Fund and comply with CFTC regulations regarding disclosure, recordkeeping, and reporting with respect to the Fund.  Compliance with such requirements would likely increase the costs associated with an investment in the Fund.
Smaller Capitalization Risk. As compared to companies with larger market capitalizations, smaller capitalization companies may target narrower geographic regions, have shallower market penetrations, offer less diverse product or service lines, lack management depth, and, generally speaking, have fewer resources. There may also be less public information available about them. Moreover, the securities of such smaller companies are often less well known to the investment community and therefore have less market liquidity; as a result, their stock prices may be more volatile and react more strongly to changes in the marketplace. Generally, these risks increase as the size of a company’s market capitalization falls.

RISKS OF INVESTING IN THE FUND
U.S. Government Obligations Risk. U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies, or government sponsored entities. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If the U.S. Treasury, a U.S. Government agency, or a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of the Fund will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and they are still subject to interest rate and market risk.
Fixed-Income Foreign Investment Risk. Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market, or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.
Interest Rate Risk. The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of these investments will vary as interest rates fluctuate. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the Fund’s debt securities, the more sensitive their value will be to interest rate changes.
Credit Risk. The Fund’s debt investments are subject to credit risk. The value of a debt instrument is based, in part, on the credit quality of the borrower, which depends on its ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower; changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument or borrower; and changes in general market, economic, political, and regulatory conditions. For certain types of instruments the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or

RISKS OF INVESTING IN THE FUND
collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.
High Yield or “Junk” Security Risk. Investments in debt securities that are rated below investment grade by one or more NRSROs may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.
Special Situations Risk. Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent losses of capital, where the Fund may be unable to recoup some or all of its investment.
Large Shareholder Risk. From time to time, certain shareholders may own or control a significant percentage of the Fund’s shares. A full or partial redemption by shareholders who own or control a significant percentage of the Fund’s shares may adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

RISKS OF INVESTING IN THE FUND
Securities Lending Risk. The Fund may lend its securities to broker-dealers, banks, and other institutions to earn additional income. Risks of lending securities include the potential insolvency of the broker-dealer, lending agent, or borrower. In the event of bankruptcy or other default of the broker-dealer, lending agent, or borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible declines in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.
Risks of Investing in a Managed Fund. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in an assessment of a particular company, or the Adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.
Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund may be more susceptible to operational, financial, and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers could result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties, and the release of private shareholder information or confidential Fund information.  While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries, and companies in which it invests or with which it does business.

THE FUND’S INVESTMENT ADVISER
The Adviser
Cook & Bynum Capital Management, LLC (2830 Cahaba Road, Birmingham, AL 35223) serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. As of December 31, 2020, the Adviser, which is independent and wholly partner-owned, had approximately $225 million in assets under management.
The Adviser’s principal business and occupation is to provide financial advisory services to individuals, corporations, partnerships, and other institutions, including hedge funds, throughout the United States. The Adviser has provided these services to the Fund since its inception and manages the investment portfolio and business affairs of the Fund under an Investment Management Agreement with the Fund. A discussion regarding the basis for the approval of the investment advisory agreement with the Adviser by the Board of Trustees (the “Board”) of Cook & Bynum Funds Trust (the “Trust”) is included in the Fund’s Annual Report to shareholders for the period ended September 30, 2020.
For its investment advisory services to the Fund, the Fund pays to the Adviser, in arrears monthly, an annualized fee equal to 1.49% of the average net assets of the Fund. This fee is computed based upon the daily average net assets of the Fund.
The Adviser has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through November 5, 2022, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees. This expense reimbursement arrangement does exclude, however, interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, acquired fund fees and expenses.
For the fiscal year ended September 30, 2020, after the impact of fee reductions and/or expense reimbursements, the Fund paid the Adviser a fee equal to 0.99% of the average daily net assets of the Fund.

THE FUND’S INVESTMENT ADVISER
Portfolio Manager
Mr. Richard P. Cook has served as portfolio manager of the Fund since its inception and is primarily responsible for the day-to-day management of the Fund’s portfolio. He is also President and a Trustee of the Trust. Mr. Cook has been a principal and portfolio manager of the Adviser since its inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt., LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 20 years of investment management experience.
The Trust does not directly compensate any personnel of the Adviser, including the portfolio manager. The Fund’s Statement of Additional Information (“SAI”) provides additional information about the compensation of the portfolio manager, as well as (i) other accounts managed by the portfolio manager and (ii) ownership of the Fund’s securities by the portfolio manager.
Compensation to Financial Service Organizations
The Adviser may also, at its own expense and out of its own legitimate profits, provide additional cash payments to FSOs whose customers invest in shares of the Fund. For this purpose, FSOs include financial advisers, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators, and others that have entered into agreements with the Adviser. These additional cash payments are payments over and above any transaction fees or administrative fees that are imposed by such FSOs, as described elsewhere in this prospectus. These additional cash payments are generally made to FSOs that provide shareholder, sub-transfer agency, or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives, and FSO management representatives; inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs; and/or for training and educating a FSO’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the FSO provides shareholder services to Fund shareholders. Such additional compensation may provide such a FSO with an incentive to favor sales of shares of the Fund over other investment

THE FUND’S INVESTMENT ADVISER
options they make available to their customers. See the SAI for more information. During the fiscal year ended September 30, 2020, the Adviser did not make any such payments.

HOW TO BUY AND SELL SHARES OF THE FUND
Investing in the Fund
Determining Share Prices
Shares of the Fund are offered at each share’s NAV. The per share NAV is calculated by (1) adding the value of Fund investments, cash, and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing value of the Fund’s portfolio securities as of the scheduled close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time (“EST”). NAV is calculated as soon as practicable following the scheduled close of regular trading on the NYSE. In the event that the NYSE closes early, NAV will be determined based on the prices of the Fund’s portfolio securities at the time the NYSE is scheduled to close. The NYSE is closed for the following scheduled holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
The Fund generally determines the total value of its shares by using closing market prices for the securities comprising its portfolio. Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Adviser pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board. The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open. When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund. This is because the Fund calculates its NAV based on closing prices of the portfolio’s securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities and thus, as with U.S. securities, would need to be valued by the Adviser using the fair value pricing procedures. Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. It is intended that the use of the Fund’s

HOW TO BUY AND SELL SHARES OF THE FUND
fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, debt securities, or other assets held by the Fund. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
With respect to any portion of the Fund’s assets that may be invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the net asset values of the registered open-end investment management companies in which the Fund invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of its use.
How to Purchase Shares
You can invest in the Fund directly by mail, by wire transfer, via the Internet, or indirectly through participating financial intermediaries that have selling agreements with the Fund. After you have established your account with the Fund and made your first purchase, you may make subsequent purchases by mail, telephone, or via the Internet. You may also invest in the Fund through an automatic investment plan. You may buy and redeem shares at the Fund’s next-determined NAV after the Fund receives your request in good order. NAVs are determined only on days when the NYSE is open for regular trading. Any questions you may have can be answered by calling the Fund toll-free at 1-877-839-COBY (2629).
To help eliminate the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As requested on the account application, you must supply your full name, date of birth, social security number or taxpayer identification number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box can be accepted, however, an address of residence will also be required. If you need additional assistance when completing your application, please call 1-877-839-COBY (2629) and a representative from The Cook & Bynum Fund will help you.

HOW TO BUY AND SELL SHARES OF THE FUND
The Fund may accept or reject an account without explanation. If the Fund has questions about a customer’s identity, it may disallow transactions for the account until confirming information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Minimum Investment Amounts
Payments for Fund shares should be in U.S. dollars and should be drawn on a U.S. bank. Any payment made in either currency other than U.S. dollars or drawn on a non-U.S. bank will not be accepted. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.
Your purchase of Fund shares is subject to the following minimum investment amounts:
Minimum Investment Amounts

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular	$5,000	$1,000
IRAs	$1,000	$100
Automatic Investment Plan Members

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular	$5,000	$100 per month
IRAs	$1,000	$100 per month
Purchases by Mail
To make your initial investment in the Fund, complete the appropriate account application, make a check payable to “The Cook & Bynum Fund,” and mail the completed account application and check to:
First Class Mail:
The Cook & Bynum Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

HOW TO BUY AND SELL SHARES OF THE FUND
Overnight Mail:
The Cook & Bynum Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

To make subsequent purchases, simply make a check payable to “The Cook & Bynum Fund” and mail the check together with the Invest by Mail form from your most recent confirmation statement to the appropriate above-mentioned address. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. U.S. Bancorp Fund Services, LLC, the Fund’s Transfer Agent (the “Transfer Agent”), will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent, as agent of the Fund for purposes of the receipt of such orders, receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. EST), the Fund will have been deemed to have received your order that day and your shares will be purchased at the Fund’s NAV calculated on that day. Otherwise, your shares will be purchased at the NAV determined as of the next business day.
Purchases by Wire
If you are making your first investment in the Fund, the Transfer Agent must have a completed account application before you wire your initial investment. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The assigned account number will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the Fund’s name, your account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

HOW TO BUY AND SELL SHARES OF THE FUND
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: The Cook & Bynum Fund
(Shareholder Name) (Shareholder Account Number)
Prior to sending subsequent investments, please contact a Cook & Bynum Fund representative at 1-877-839-COBY (2629) so that the Fund knows to expect your wire transfer. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m., EST, to be eligible for same day pricing. The Fund and U.S. Bank, N.A., the Fund’s Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Please note that your financial institution may charge a fee to wire funds.
Purchases via the Internet
You may open the following types of accounts at www.cookandbynum.com/cobyx: individual, joint, Transfer on Death, UGMA/UTMA, Traditional IRA, Roth IRA, and Coverdell Education Savings Account. Once you have opened an account online with the Fund and registered for online transaction privileges, you may make initial and additional purchases of Fund shares online. Payment for shares purchased or redeemed through the internet may be made only through electronic funds transfer via the Automated Clearing House (“ACH”) using a predetermined bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for such transactions. You must have provided a voided check or savings deposit slip with which to establish your bank account instructions.
The Fund employs procedures to confirm that transactions entered through the internet are genuine. These procedures include passwords, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. The Fund and the Transfer Agent will not be responsible for any loss, liability, or expense for any fraudulent or unauthorized instructions entered via the internet. Once an internet transaction has been entered, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., EST).

HOW TO BUY AND SELL SHARES OF THE FUND
Purchases through FSOs
Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. Such financial organizations are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization, or the financial organization’s authorized designee, receives the order instructions, provided that the instructions are in “Proper Form” as defined in this Prospectus. Client orders received by the financial organization, or its authorized designee, prior to the close of the NYSE (currently 4:00 p.m., EST), will be priced at the Fund’s NAV computed on that day. If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your financial institution is not able to accommodate your purchase request, please call a Cook & Bynum Fund representative toll-free at 1-877-839-COBY (2629) to find out how you can purchase Fund shares.
Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings, or other information prepared by Morningstar, Broadridge, or other organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third party organizations.

HOW TO BUY AND SELL SHARES OF THE FUND
Purchases by Telephone
If you accepted telephone and internet options on the account application, and your account has been open for at least 7 business days, you may purchase and redeem shares by telephone. Your initial purchase of shares may not be made by telephone. Telephone purchases must be a minimum of $1,000 for both regular accounts and IRAs. If your telephone order for shares is placed and received by the close of regular trading on the NYSE (currently 4:00 p.m., EST), your shares will be purchased at the Fund’s NAV calculated on that day. Otherwise, your shares will be purchased at the next NAV determined on the next business day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
You may make purchases by telephone only if you have an account at a bank that is a member of the ACH network. Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.
Purchases by Automatic Investment Plan
Subsequent to your initial investment, you may make additional purchases at regular intervals through an Automatic Investment Plan (the “Plan”). The Plan provides a convenient method to have money deducted directly from your checking or savings account for investment in shares of the Fund. In order to participate in the Plan, your financial institution must be a member of the ACH network; however, the account being debited may not be a mutual fund or “pass through” account. Each purchase under the Plan must be a minimum of $100 per month. To begin participating in the Plan, please complete the Plan section on the appropriate application or call Shareholder Services at 1-877-839-COBY (2629) if you have any questions. Any request to change or terminate your Plan should be submitted to the Transfer Agent five days prior to effective date. The Fund may alter, modify, amend, or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so.
Additional Purchase Information
The Fund reserves the right to refuse or accept applications or purchase orders and reserves the right to waive the minimum investment amounts. Purchase orders will not be accepted unless they are in “Proper Form.” Proper Form with respect to purchase orders generally means that an acceptable form of payment accompanies the purchase order and the purchase order includes:

HOW TO BUY AND SELL SHARES OF THE FUND
1.Your account number;
2.The number of shares to be purchased or the dollar value of the amount to be purchased;
3.Any required signatures of all account owners exactly as they are registered on the account;
4.Any required signature guarantees; and
5.Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships and certain other types of accounts.
Acceptable forms of payment include: wire transfer from or check drawn on a U.S. bank, savings and loan association, or credit union. All checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment. The Transfer Agent may charge the shareholder’s account a $25 fee for any loss sustained by the Fund for any payment that is returned. It is the policy of the Fund not to accept applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received. A purchase order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day.
If you place an order to purchase Fund shares through a securities broker and you place your order in Proper Form prior to the scheduled close of the NYSE (typically 4:00 p.m., EST) on any business day in accordance with its procedures, your order will be processed at the NAV calculated on that day. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order. In the event that the securities broker or intermediary fails to send the Transfer Agent such funds within one business day of placing the order, the securities broker or intermediary will be responsible for any resulting loss.

HOW TO BUY AND SELL SHARES OF THE FUND
Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m., EST, and transmit them to the Transfer Agent after 4:00 p.m., EST.
Shares of the Fund have not been registered for sale outside of the United States.  The Fund does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Individual Retirement Accounts
You also may purchase shares for an individual retirement account, or IRA, including a Roth IRA. IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. All dividend and capital gain distributions paid on Fund shares held in an IRA are automatically reinvested in Fund shares. There is an annual fee for an IRA account up to a maximum of $30 and a $25 fee for transferring assets to another custodian or for closing an IRA account. Fees charged by other institutions may vary.
Coverdell Education Savings Account
Coverdell Education Savings Accounts (“Coverdell ESA”) are available to families with children under 18 to help pay for qualified higher education expenses.  Certain income limits apply. Please complete and sign a Coverdell ESA application and mail with a check payable to “The Cook & Bynum Fund.”  To transfer the assets in an existing Coverdell ESA to shares of the Fund to be held in a Fund Coverdell ESA, complete a Transfer of Assets Form in addition to the Coverdell ESA application.
How to Redeem Shares
Your shares of the Fund may be redeemed on each day that the NYSE is open for trading. You may request the sale of your shares either by mail, by telephone, or via the internet.
Proper Form with respect to redemption requests generally means that the redemption requests include:
1.Your account number;
2.The number of shares to be redeemed or the dollar value of the amount to be redeemed;

HOW TO BUY AND SELL SHARES OF THE FUND
3.All required signatures of all account owners exactly as they are registered on the account;
4.Any required signature guarantees; and
5.Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships and certain other types of accounts.
A redemption order placed with respect to an IRA must include, in addition to the above, a statement of U.S. federal tax withholding indicating whether or not you elect to withhold U.S. federal taxes and, if so, the amount you elect. The Transfer Agent will withhold a mandatory 10% of the proceeds requested for U.S. federal tax unless the shareholder provides alternate instructions to the Transfer Agent in writing prior to the transaction.
A redemption order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received by the Transfer Agent. A redemption order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day. The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.
If you enabled telephone and internet transactions, you may redeem shares in any amount up to $100,000 by telephone or through the Fund’s website at www.cookandbynum.com/cobyx. Redemption requests for amounts exceeding $100,000 must be made in writing (see Signature Guarantees). Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
If you place an order to redeem Fund shares through a securities broker and you place your order in Proper Form prior to the scheduled close of the NYSE (typically 4:00 p.m., EST), on any business day with such securities broker in accordance with their procedures, your order will be processed at the NAV calculated following the close of regular trading on the NYSE that day.
Payment for shares redeemed will be sent typically on the business day following the redemption, but no later than the seventh calendar day after receipt of the redemption request by U.S. Bancorp Fund Services, LLC. If payment of liquidation proceeds is to be made by Federal wire transfer, a

HOW TO BUY AND SELL SHARES OF THE FUND
$15 wire fee will be applied. If you purchase your shares by check or electronic funds transfer through the ACH network and then redeem your shares before your payment for the purchase has cleared, the Fund may hold your redemption proceeds until your purchase amount clears or for 15 calendar days, whichever comes first. Shareholders can avoid this delay by utilizing the wire purchase option. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.
It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
Signature Guarantees
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:
•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address, or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•For all redemptions in excess of $100,000 from any shareholder account.
Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. The Fund reserves the right to waive any signature requirement at its discretion.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

HOW TO BUY AND SELL SHARES OF THE FUND
Redemptions by Mail
Redemption requests should be mailed via U.S. mail or overnight courier service to:
First Class Mail:
The Cook & Bynum Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Overnight Mail:
The Cook & Bynum Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with any other independent delivery services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Redemptions by Telephone
If you accepted telephone options on your application when you initially purchased shares, you may redeem up to a $100,000 value of your Fund shares by calling a representative of the Fund toll-free at 1-877-839-COBY (2629). Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. If you hold your shares through an IRA or other retirement plan account, you may redeem shares by telephone. Investors will be asked whether or not to withhold taxes from any distribution. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If an investor calls a Cook & Bynum representative prior to the scheduled close of the NYSE (typically 4:00 p.m., EST), the investor will receive NAV next determined after receipt of the redemption request by the Cook & Bynum representative; that is, that day’s NAV. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 calendar days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading

HOW TO BUY AND SELL SHARES OF THE FUND
on the NYSE (generally 4:00 p.m., EST). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above. If the Fund fails to follow such procedures, it may be liable for losses that result from such failure. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Redemptions by Wire
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Transfer Agent charges a $15 fee for each wire. Fees are deducted from proceeds for complete or share specific redemptions. In the case of dollar specific redemptions, fees will be deducted above and beyond redemption proceeds.
Redemptions at the Option of the Fund
If the value of the shares in your account falls below $2,000 ($1,000 in the case of shares held in an IRA), the Fund may notify you that, unless your account is increased to $2,000 in value ($1,000 in the case of shares held in an IRA), it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring the account up to $2,000 ($1,000 in the case of shares held in an IRA) before any action is taken. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts. This right of redemption shall not apply if the value of your account drops below $2,000 ($1,000 in the case of shares held in an IRA) as the result of market action. The Fund also reserves the right to cause the redemption of any and all shares held by a shareholder if it believes that such investor has violated the Policies and Procedures to Prevent Abusive Trading Practices adopted by the Fund.

HOW TO BUY AND SELL SHARES OF THE FUND
The Fund typically expects to fulfill redemption requests via cash or cash equivalents or by selling portfolio securities. The Fund may borrow under a line of credit to meet redemption requests and also reserves the right to redeem in-kind.
Redemption Fee
The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed in 60 days or less from their purchase. For purposes of applying the fee, the first day of the period will be the settlement date. Shares will be redeemed on a first-in, first-out (“FIFO”) basis. The redemption fee is paid to the Fund for the benefit of remaining shareholders, and it is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact, and other costs associated with short-term trading in Fund shares. The Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.
The redemption fee is not imposed in the following situations:
•periodic distributions from retirement accounts (including IRAs and retirement plans);
•redemption of reinvested distributions;
•when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation;
•when the shares are redeemed in certain hardship situations, including but not limited to the death or disability of the shareholder;
•shares redeemed by the Fund;
•shares redeemed to return an excess contribution to an IRA account;
•shares redeemed in connection with qualified default investment alternatives;
•shares purchased pursuant to an Automatic Investment Plan; or
•shares redeemed under a Systematic Withdrawal Plan.
Redemptions in Kind
The Fund reserves the right to satisfy a redemption request by distributing portfolio securities. The Fund has committed pursuant to its

HOW TO BUY AND SELL SHARES OF THE FUND
Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions up to the lesser of $250,000 or 1% of the NAV of the Fund within any 90-day period. When redemption proceeds are paid with portfolio securities, an investor will be exposed to market risk until such time as the investor converts into cash the portfolio securities received and, in addition, the investor will likely pay commissions upon such conversion of the portfolio securities into cash. In-kind redemption proceeds may include illiquid securities. Redeeming shareholders receiving illiquid securities may not be able to sell such securities at or near the price the Fund valued them, if at all.
Frequent Purchases and Redemptions of Fund Shares
The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares. The Adviser and the Board do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund. In the opinion of the Fund’s management and the Board, short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund’s investment strategies, increases in administrative and transaction costs, and potential dilution from traders successful at seeking short-term profits.
A portion of the Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV (typically 4:00 p.m., EST), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. It is intended that the use of the Fund’s fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies detrimental to other Fund shareholders.
In order to discourage behavior that can potentially hurt the Fund and its long-term shareholders, the Fund and the Board have adopted policies and

HOW TO BUY AND SELL SHARES OF THE FUND
procedures with respect to market timing and the frequent purchase and redemption of Fund shares, including the imposition of a redemption fee of 2% on the value of shares redeemed in 60 days or less of purchase (see the section titled “Redemption Fee” above). Under its market timing policies and procedures, the Fund will rely on its Chief Compliance Officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities. The Fund’s market timing policy establishes a presumption of abusive trading for any investor that attempts to complete three purchase and redemption transactions of shares from the same Fund (“round-trip”) within a 90-day period. If the Chief Compliance Officer determines that impermissible market timing has occurred, future purchases may be restricted or prohibited. However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in this Prospectus. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.
The redemption fee is not imposed, however, in certain situations as described in more detail in the section entitled “How to Redeem Shares — Redemption Fee” above.
The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange, and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Fund. The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

DIVIDENDS AND DISTRIBUTIONS
Dividends paid by the Fund are derived from its net investment income and will be distributed at least annually. The Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.
The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) once a year as required.
Unless you elect to have your dividends and/or distributions paid in cash, your dividends and/or distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing or calling the Transfer Agent at least five days prior to the record date of the distribution.
If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

TAX CONSIDERATIONS
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of U.S. federal income tax on its capital gains and net investment income currently distributed to its shareholders.
Dividends from investment income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to you as ordinary income. Distributions of qualified dividend income by the Fund may be eligible for preferential tax rates. Distributions of capital gains are taxable based on the Fund’s holding period, either short- or long-term, regardless of the length of time shares in the Fund have been held. Distributions of dividends and capital gain are generally taxable when made, whether received in cash or reinvested in additional shares of the Fund. Certain dividend distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January.
You will be advised annually of the source of distributions for U.S. federal income tax purposes.
A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized for tax purposes. You should consult a tax adviser regarding the effect of U.S. federal, state, local, and foreign taxes on an investment in the Fund.

ADDITIONAL GENERAL INFORMATION
The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases and redemptions of shares.
In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Broadridge, Morningstar, or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices.
The Board has approved the Codes of Ethics (the “Codes”) of the Trust and the Adviser. The Board is responsible for overseeing the implementation of the Trust’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Fund. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund. The Fund and the Manager have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
The Board also has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.
The Fund has delegated all proxy voting authority to the Adviser who shall vote proxies relating to securities held by the Fund pursuant to its proxy voting policy (the “Proxy Voting Policy”). The Adviser’s primary consideration in its Proxy Voting Policy is the financial interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policy is included

ADDITIONAL GENERAL INFORMATION
as an exhibit to the Fund’s SAI, which may be obtained upon request and without charge by calling a Cook & Bynum representative toll-free at 1-877-839-COBY (2629).
The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the SAI.
Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. An investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Fund at 1-877-839-COBY (2629) at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Transfer Agent at 1-877-839-COBY (2629) to complete a Texas Designation of Representative form.

REPORTS AND HOUSEHOLDING
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-877-839-COBY (2629) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
FINANCIAL HIGHLIGHTS
The financial highlights table below is intended to help you understand the Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Fund’s Financial Statements, is incorporated by reference into this prospectus from the Fund’s Annual Report to Shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS

Net Asset Value – Beginning of Year
Income From Investment Operations
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments and foreign currency transactions and translations(1)
Total Income (Loss) from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in-capital
Total Capital Share Transactions
Net Asset Value – End of Year

Total Return
Ratios and Supplemental Data:
Net assets, at end of year (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment income (loss) including reimbursement/waiver
Net investment income (loss) excluding reimbursement/waiver
Portfolio turnover rate
(1)    Calculated using average shares outstanding.
(2)    Less than $0.005 per share.
(3)    Less than 0.005%.

FINANCIAL HIGHLIGHTS

For the Year ended September 30,
2020		2019		2018		2017		2016
$14.11		$16.07		$16.52		$15.81		$14.55

0.02		0.09		0.02		0.03		—	(2)

(3.16)		(0.43)		(0.15)		1.43		1.26
(3.14)		(0.34)		(0.13)		1.46		1.26

(0.10)		(0.03)		(0.03)		—		—
—		(1.59)		(0.29)		(0.75)		—
(0.10)		(1.62)		(0.32)		(0.75)		—

—	(2)	—	(2)	—	(2)	—	(2)	—	(2)
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)
$10.87		$14.11		$16.07		$16.52		$15.81
-22.43%		-1.10%		-0.89%		9.79%		8.66%

$62,962		$119,128		$145,062		$151,346		$123,878

1.49%		1.49%		1.49%		1.49%		1.49%
1.99%		1.90%		1.82%		1.80%		1.79%
0.17%		0.66%		0.12%		0.23%		0.00%	(3)
-0.33%		0.25%		-0.21%		-0.08%		-0.30%
8%		3%		37%		5%		9%

THE COOK & BYNUM PRIVACY POLICY

FACTS	WHAT DOES COOK & BYNUM FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
    Social Security number and account information
    Account balances and transaction history
    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cook & Bynum Funds Trust chooses to share; and whether you can limit this sharing.
(THIS INFORMATION IS NOT A PART OF THE PROSPECTUS)
Reasons we can share your personal information	Does Cook & Bynum Funds Trust Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences or creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
Questions?	Call Cook & Bynum at 1-877-839-COBY (2629) or go to www.cookandbynum.com/cobyx.

THE COOK & BYNUM PRIVACY POLICY

Who we are
Who is providing this notice?	Cook & Bynum Funds Trust
What we do
How does Cook & Bynum Funds Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Cook & Bynum Funds Trust collect my personal information?	We collect your personal information, for example, when you: open an account provide account information or give us your contact information make a wire transfer
Why can’t I limit all sharing?
Federal law gives you the right to limit only:
    sharing for affiliates’ everyday business purposes
    affiliates from using your information to market to you
    sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Cook & Bynum Capital Management, LLC.
Non-affiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
    Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers, and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Cook & Bynum Funds Trust does not jointly market.

(This Page Intentionally Left Blank.)

THE COOK & BYNUM FUND
PROSPECTUS | JANUARY 28, 2021
FOR MORE INFORMATION
Additional information about the Fund is available in the Fund’s SAI. The SAI contains more details regarding the Fund’s organization, investment strategies, service providers, and policies. A current SAI, dated January 28, 2021, has been filed with the SEC and is incorporated by reference into this prospectus. Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Copies of the Fund’s SAI and the Fund’s annual and semi-annual reports are available without charge. For shareholder inquiries, other information, and to request a copy of the Fund’s SAI, please contact the Fund at:
The Cook & Bynum Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-877-839-COBY (2629)
A copy of the requested document(s) will be mailed to you within three business days of the receipt of your request. Immediate access to the requested documents (excluding the SAI) can be found, free of charge, at www.cookandbynum.com/cobyx.
Reports and other information about the Fund are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act No. 811-22282
Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx | 1-877-839-COBY (2629)

STATEMENT OF ADDITIONAL INFORMATION
January 28, 2021
THE COOK & BYNUM FUND
(the “Fund”)
The sole series of
COOK & BYNUM FUNDS TRUST
(the “Trust”)
Ticker: COBYX
2830 Cahaba Road
Birmingham, AL 35223
TELEPHONE: 205-994-2815
Website: www.cookandbynum.com/cobyx
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with The Cook & Bynum Fund’s Prospectus dated January 28, 2021, as may be amended from time to time (the “Prospectus”). You may obtain a copy of the Prospectus, free of charge, by writing to The Cook & Bynum Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-877-839-COBY (2629).

i

DESCRIPTION OF THE TRUST AND FUND
The Cook & Bynum Fund was organized as a non-diversified series of the Cook & Bynum Funds Trust on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board” or “Trustees”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.
The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Trust.
THE FUND’S INVESTMENT POLICIES, OBJECTIVES, AND SECURITIES OPTIONS
The Fund’s investment objective and the manner in which the Fund pursues that objective are discussed in the Prospectus. This section provides additional information concerning the Fund’s principal investment policies and strategies that are discussed in the Prospectus as well as information on non-principal investment strategies that the Fund may also use. Any investment strategy or risk discussed below that is not also discussed in the Prospectus is considered non-principal.
The Fund is a non-diversified, open-end investment company, which means that the Fund can concentrate its investments in a smaller number of companies than a diversified fund. The Fund’s principal investment strategies are described in the Prospectus. The Fund intends to structure its investments so as to enable it to satisfy the requirements for taxation as a regulated investment company under Section 851 of the Internal Revenue Code of 1986, as amended.
The Fund may invest in a variety of securities. The securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular type of security.
EQUITY SECURITIES. An equity security (such as a stock, partnership interest, or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, and the value of its assets. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.
The risks of investing in companies in general include business failure and reliance on erroneous information. To the extent the Fund is invested in the equity securities of small- or medium-sized companies, it will be exposed to the risks of smaller-sized companies. Small- and medium-sized companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are less well-known to the investing public, may not have significant institutional ownership, and are often followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
FOREIGN (NON-U.S.) SECURITIES. The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities, corporate debt securities and short- and long-term debt obligations of foreign governments, foreign equity securities, and other foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.” See “CREDIT RISK,” “INTEREST RATE RISK,” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other debt securities.
Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the same degree of regulation as U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund
1

shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will typically only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.
EMERGING MARKETS. The Fund’s investments in foreign securities may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
RESTRICTED AND ILLIQUID SECURITIES. The Fund generally will not maintain more than 15% of its net assets in securities that the Adviser determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above. The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended. However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered, or otherwise made saleable on a public market within two years. Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities. Securities that are subject to substantial market and credit risk may have greater liquidity risk.
CASH RESERVES. Although the Fund will normally hold a concentrated portfolio comprised primarily of equity securities, the Fund is not required to be fully invested and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money market funds, Repos, and other high-quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high-quality foreign money-market instruments. The Fund and the Adviser believe that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund’s total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may be negatively affected as a result.
SPECIAL SITUATIONS. From time to time, the Fund may invest in special situations, which could involve purchases of securities, including but not limited to, equity securities, non-investment grade debt securities, and securities of companies that are in default. A special situation arises when, in the opinion of the Adviser, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing. See “CREDIT RISK,” “INTEREST RATE RISK,” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other debt securities.
PREFERRED STOCK. The Fund may invest in shares of preferred stock. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets. Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.
CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other debt securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies.
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DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Fund may invest in debt securities that are non-investment grade or are in default in accordance with the “SPECIAL SITUATIONS” paragraph above. U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies, or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.
ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases, and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.
INVESTMENT IN HIGH YIELD SECURITIES. The Fund’s investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s or BB- and lower by S&P and Fitch) or, if not rated, determined by the Adviser to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.
Although the Adviser does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2, and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+, and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2, and Baa3) by Moody’s are also judged to have speculative characteristics.
The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold. Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities. To the extent that there is no established secondary market for high yield securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.
Although the Adviser will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting debt securities, losses may occur. Certain high yield securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund’s income may decline as a result of a loss of the higher income from such securities.
Ratings of debt securities by the NRSROs are a generally accepted barometer of credit risk, although the Adviser does not rely on credit ratings in selecting investments. Ratings are, however, subject to certain limitations. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is
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updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating.
Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.
INVESTMENT COMPANIES. The Fund may not acquire securities issued by other registered investment companies, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and rules and regulations thereunder. Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. The Fund is subject to the 3% Limitation unless (i) the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (“SEC”) that is applicable to the Fund; and (ii) the Fund takes appropriate steps to comply with any conditions in such order.
As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.
REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include any gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital. The Fund will pay the fees and expenses that are incurred by the REITs in which it invests and the Fund’s shareholders will indirectly bear such fees and expenses.
REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks, and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. A Repo is a loan and therefore exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy and will not allow more than 25% of the Fund’s assets to be allocated to such investments.
DERIVATIVES. The Fund may invest in a number of different types of “derivative” investments, however, such investments shall not comprise more than 10% of the total value of the Fund. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index, or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks. The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and it might not do so. Options, futures, and forward contracts are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.
Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Adviser expects it to. A Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investments, or a hedge might be unsuccessful.
SECURITIES LENDING TRANSACTIONS. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of
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the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and it would also receive an additional return that may be in the form of a fixed fee or a percentage of the market value of securities loaned. The Fund would have the right to call the loan and obtain the securities loaned at any time with reasonable notice. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. The Fund will not lend more than more than 25% of the net asset value of the securities comprising its portfolio.
In the event of bankruptcy or other default of the borrower or lending agent, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. Dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.
MARGIN PURCHASES. The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions. The Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, and other financial instruments.
REGULATORY CHANGE RISK. The Adviser has, with respect to the Fund, filed a notice with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and therefore the Adviser is not subject to registration or regulation as a pool operator under the CEA. By claiming this exclusion, the Adviser is exempt from the registration, disclosure, recordkeeping, and reporting requirements of the CFTC with respect to the Fund. If, in the future, the Adviser determines that it is not eligible for this exclusion or other exemptive relief from Commodity Futures Trading Commission (“CFTC”) regulation, the Adviser will be required to be registered as a commodity pool operator with respect to the Fund and comply with CFTC regulations regarding disclosure, recordkeeping, and reporting with respect to the Fund. Compliance with such requirements would likely increase the costs associated with an investment in the Fund.
CREDIT RISK. The Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Fund does not rely on third party credit ratings to select its investments.
INTEREST RATE RISK. The Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.
INFLATION RISK. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk increases as the Fund invests a greater portion of its assets in debt securities with longer maturities.
MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.
FUTURE DEVELOPMENTS. The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or they are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above. The Fund will sticker the Prospectus and/or SAI, as appropriate, to describe such investment practices that are not currently contemplated for use by the Fund.
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RECENT MARKET EVENTS. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has been detected globally and has been characterized as a pandemic by the World Health Organization. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers, and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.
PORTFOLIO TURNOVER. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Typically, it can be expected that the rate of portfolio turnover will not be substantial. The Fund expects that its annual portfolio turnover rate will not typically exceed 35%. However, the Fund may exceed this rate from time to time, and the portfolio turnover rate may vary from year to year.
High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for U.S. federal income tax purposes.
Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. Portfolio securities specifically exclude cash and cash equivalents, including U.S. Treasuries. If cash and cash equivalents were included in this calculation, the stated portfolio turnover rate would be lower.
The Fund’s portfolio turnover rate for the last two fiscal years ending September 30, 2020 and September 30, 2019 was 8% and 3%, respectively.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. The Fund may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Fund reserves the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any
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applicable confidentiality agreement. Consistent with the aforementioned, each of the following third parties has been approved by the chief compliance officer (“CCO”) to receive information concerning the Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, (ii) the Fund’s custodian, (iii) the Fund’s transfer agent, (iv) the Fund’s administrator, (v) the Fund’s accountant, and (vi) the Fund’s legal counsel. In addition, the Fund’s CCO (or his/her designee) may also authorize disclosure of the Fund’s portfolio holdings to other persons after considering (a) whether the Fund has a legitimate business purpose in providing such information on a selective basis; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders of the Fund, and will report such authorizations to the Board. Such disclosures should also only be made if the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Fund will reserve the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Disclosure of nonpublic portfolio holdings to third parties may only be made if the CCO or a Fund officer designated by the CCO determines that such disclosure is not impermissible under applicable law or regulation. The Trustees will at least annually review information regarding the nature of any such disclosures and recipients. If the Trustees determine that any such disclosure was inappropriate, the Trustees will take such actions as they deem necessary and appropriate to protect the interests of shareholders.
The Fund believes that the foregoing policies and procedures reduce the likelihood of conflicts between the interests of shareholders and affiliates of the Fund. Both the Adviser and the Fund have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Fund or the Adviser will act in a manner inconsistent with their duties to the Fund and its shareholders. No person will receive compensation of any kind in connection with the disclosure of nonpublic information pertaining to the Fund’s portfolio holdings.
INVESTMENT RESTRICTIONS
The restrictions listed below are fundamental policies and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.
Fundamental
1.The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Please see the section entitled “1940 Act Requirements” below for an overview of current requirements regarding the concentration of investments under the 1940 Act and the rules and other pronouncements thereunder.
2.The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Please see the section entitled “1940 Act Requirements” below for an overview of current requirements regarding the issuance of senior securities under the 1940 Act and the rules and other pronouncements thereunder.
For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts, and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.
3.The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.
4.The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements.
5.The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts, and privately-negotiated contracts for the current or future delivery of commodities.
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6.The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
Non-Fundamental
In connection with any borrowing, the Fund will not mortgage, pledge, hypothecate, or in any manner transfer as security for indebtedness more than one-third of the Fund’s assets.
1940 Act Requirements
“Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances. Additionally, the 1940 Act limits the Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.
The Fund may borrow to meet redemption requests or for other temporary purposes. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. The Fund may borrow from a line of credit to meet redemption requests.
INVESTMENT ADVISER
Information on the Fund’s investment adviser, Cook & Bynum Capital Management, LLC, is set forth in the Prospectus. This section contains additional information concerning the Adviser.
The Adviser manages the investment portfolio of the Fund pursuant to an investment management agreement with the Fund dated November 5, 2020. Mr. Richard P. Cook and Mr. David A. Hobbs are the principals of the Adviser. Mr. Cook and Mr. Hobbs serve as officers of the Trust. Mr. Cook also serves as Trustee of the Trust and is the portfolio manager for the Fund.
Portfolio Manager
Mr. Richard P. Cook serves as the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. He is also Trustee and President of the Trust. Mr. Cook has been a principal and portfolio manager of the Adviser since its inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 20 years of investment management experience.
The table below identifies the portfolio manager and the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment company, privately offered pooled investment vehicles, and separate accounts. Information in the table is shown as of September 30, 2020.

Name	Registered Investment Company+ Total Assets through September 30, 2020		Other Pooled Investment Vehicles Total Assets through September 30, 2020		Other Accounts Total Assets through September 30, 2020
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mr. Richard P. Cook	1	$63 million	2	$150 million	0	$0
+    The portfolio manager does not manage accounts for any registered investment company other than the Fund.
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The Adviser does not manage any accounts for which it receives a performance-based fee.
Conflicts of Interest
The Adviser seeks to treat all clients (including the Fund, privately-offered pooled investment vehicles, and separate accounts) fairly and equitably and has adopted policies and procedures designed to ensure that no client is advantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
Although all clients of the Adviser have funds managed with the same overall investment philosophy, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract, or instruction of the client. Taking into account total asset size and investment restrictions, the Fund, privately offered pooled vehicles, and separate accounts may own different securities and performance may materially differ.
Specifically, the pooled investment vehicles and separate accounts are typically permitted to invest without regard to liquidity, have provisions restricting liquidity on behalf of investors, and may pursue strategies not available to or otherwise limited by the Fund or other clients including, but not limited to, short-selling, the purchase of unregistered securities in private companies, or other investments prohibited by the 1940 Act, statute, law, charter, or contract.
Furthermore, privately offered pooled investment vehicles and separate accounts may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.
Other potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. Currently, none of the funds managed by the portfolio managers charge a performance fee and management fee levels vary minimally among the funds.
Portfolio Manager Compensation
The Trust does not directly compensate any personnel of the Adviser, including the portfolio manager.
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Mr. Cook receives compensation from the Adviser in the form of a share of the Adviser’s total profits, inclusive of the management fees the Adviser receives from its privately offered pooled investment vehicles and separate accounts.
The Portfolio Manager is not compensated based directly on the performance of the Fund or the value of the Fund’s assets.
Ownership of Fund Securities
The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Cook as of September 30, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in The Cook & Bynum Fund
Richard P. Cook	Over $1,000,000

THE INVESTMENT MANAGEMENT AGREEMENT
The Trust has entered into an Investment Management Agreement (“Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.
The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
At a meeting of the Board of Trustees on August 19, 2020, the Board approved a new Investment Advisory Agreement (the “Advisory Agreement”), which was subject to shareholder approval. At a shareholder meeting held November 5, 2020, shareholders of the Fund approved the Advisory Agreement for an initial two-year term ending November 5, 2022. After its initial term, the Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not “interested persons” of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.
The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Trust (either (i) by vote of a majority of its Trustees or (ii) by the affirmative vote of a majority of the outstanding Shares of the Trust) or the Adviser may at any time, without the payment of any penalty, terminate the Advisory Agreement by not more than 60 days’ written notice.
Pursuant to the Advisory Agreement, the Trust pays a management fee to the Adviser for its provision of advisory services to the Fund at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through November 5, 2022. For the last three fiscal years, the Fund paid the following amounts to the Adviser for its investment advisory services:

Fiscal Year End	Investment Advisory Fees Accrued	Fund Expenses Waived or Reimbursed by Adviser	Net Fees Paid to Adviser
2020	$1,416,210	$472,529	$943,681
2019	$1,886,251	$513,705	$1,372,546
2018	$2,236,893	$493,065	$1,743,828

TRUSTEES AND OFFICERS
The Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end investment management company. The Fund is the sole series of the Trust. The Board has overall responsibility for the conduct of the Trust’s affairs. The day-to-day operations of the Fund are
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managed by the Adviser, subject to the Trust’s Bylaws and overall supervision and review by the Board. The Trustees and Officers of the Trust, including those Trustees who are also officers, are listed below.

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Interested Trustees and Officers
Richard P. Cook* Year of Birth: 1978	President and Trustee	Mr. Cook has served as President of the Trust since March 2009 and Trustee of the Trust since November 2020.	Mr. Cook has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC (“CBCM”) since 2006.	1	None

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Independent Trustees^
Charles H. Ogburn Year of Birth: 1955	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company since January 1, 2010.	1	Non-Executive Chairman, Crawford & Company
Bruce F. Rogers Year of Birth: 1958	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None
Donald P. Carson Year of Birth: 1949	Trustee	Mr. Carson has served as a Trustee of the Trust since April 2014.	Mr. Carson has been the Managing Director of The Ansley Capital Group LLC and a Principal of Ansley Equity Partners, LLC since 2014. Mr. Carson has been the Principal at both Ansley Securities LLC (broker-dealer) and Don Carson Associates LLC (a financial advisory services firm) since May 2013. Prior to that, Mr. Carson served as President of RFA Management Company LLC from September 2003 to April 2013.	1	None
Additional Officers of the Trust

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years
David A. Hobbs Year of Birth: 1977	Vice President, Treasurer, and Principal Financial Officer	Mr. Hobbs has served as a Vice President of the Trust since January 2011. He serves as Treasurer and Principal Financial Officer of the Trust as of January 2020.	Since May 2010, Mr. Hobbs has served as a Principal and President of CBCM.
Amanda S. Pridgen Year of Birth: 1983	Secretary, Chief Compliance Officer, and Anti-Money Laundering Officer	Mrs. Pridgen serves as Secretary, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust as of January 2020.	Mrs. Pridgen joined CBCM in 2014.
+ Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
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* Mr. Cook is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.
^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
** Each Trustee serves for an indefinite term. Each Officer serves for an annual term and until his or her successor is elected and qualified.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee.
Audit Committee
The Board has formed an Audit Committee to (a) oversee the Fund’s accounting and financial reporting policies and practices and its internal controls; (b) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) act as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Charles H. Ogburn, Bruce F. Rogers, and Donald P. Carson. The Audit Committee held four meetings during the fiscal year ended September 30, 2020.
Nominating Committee
The Board has formed a Nominating Committee. The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee will not consider nominees recommended by security holders. The members of the Nominating Committee are: Charles H. Ogburn, Bruce F. Rogers, and Donald P. Carson. The Nominating Committee held two meeting during the fiscal year ended September 30, 2020.
Compensation
During the fiscal year ended September 30, 2020, each Trustee who is not an “interested person” of the Fund (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.
The following table illustrates amounts paid to the Trustees for the Fund’s fiscal year ended September 30, 2020.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO TRUSTEE
Richard P. Cook	$0	$0	$0	$0
Donald P. Carson*	$10,000	$0	$0	$10,000
Charles H. Ogburn*^	$12,500	$0	$0	$12,500
Bruce F. Rogers*	$10,000	$0	$0	$10,000
* Directors who are not “interested persons” of the Trust as defined under the 1940 Act.
^ Designated Chairman of the Audit Committee

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Trustee Ownership of Fund Shares
As of December 31, 2020, the Trustees owned the following aggregate amounts of Fund Shares:

NAME OF TRUSTEE	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND	AGGREGATE DOLLAR RANGE IN ALL REGISTERED FUNDS OVERSEEN BY TRUSTEE IN COOK & BYNUM FAMILY OF INVESTMENT COMPANIES
Richard P. Cook	Over $100,000	Over $100,000
Donald P. Carson	$10,001 - $50,000	$10,001 - $50,000
Charles H. Ogburn	Over $100,000	Over $100,000
Bruce F. Rogers	Over $100,000	Over $100,000
As of December 31, 2020, the Trustees and Officers (and their affiliates) as a group own 4.03% of the Fund.
BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT
The Board of Trustees is comprised of one Interested Trustee and three Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least quarterly. The Trust’s Agreement and Declaration of Trust and By-Laws designate the responsibilities of the Trustees. The Board of Trustees’ role is one of oversight rather than day-to-day management of the Fund. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s and the Adviser’s Chief Compliance Officer (“CCO”) at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust believes that the full Board of Trustees provides effective leadership that is in the best interests of the Fund and each shareholder.
Both the Audit Committee and the Nominating Committee are comprised of the three Independent Trustees. The Audit Committee considers financial and reporting risk within its areas of responsibility.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information.
The Adviser reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Fund. The Adviser reports to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance, as well as any overall business risks that could impact the Fund.
The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s President and Treasurer, regularly discusses risk issues affecting the Fund during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.
Trustee Qualifications
Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Cook has over 20 years of investment management experience and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. Cook has been a principal and Portfolio Manager of the Adviser since its inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Mr. Carson has 48 years of commercial banking, investment banking, investment management, real estate management, and tax and estate planning experience. Mr. Carson also currently serves as the principal of a registered broker-dealer firm. Through this experience, Mr. Carson possesses an understanding of the regulatory framework under which investment companies must operate. Mr. Ogburn has over 31 years of experience in the investment management and investment banking industries and possesses an understanding of the regulatory framework under which investment companies must operate. Mr. Rogers has practiced law for over 33 years and also possesses an understanding of the regulatory framework under which investment companies must operate. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of the individual Trustees makes them each qualified.
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In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes, and/or skills as set forth above. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the Adviser, and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest that may impact the Fund. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations are important given the characteristics and circumstances of the Trust. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.
CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES
As of December 31, 2020, the following shareholder owned 5% or more of the outstanding shares of the Fund as listed below:

Name	Percentage Interest	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	79.27%	Record
Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.
PURCHASING AND REDEEMING SHARES
Purchases and redemptions of the Fund’s shares will be made at NAV. The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing prices of the Fund’s portfolio securities as of the scheduled close of regular trading hours on the NYSE, currently 4:00 p.m., EST. In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading that day on the NYSE. For purposes of computing the NAV of a share of the Fund, securities traded on securities exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.
The Fund generally determines the total value of its shares by using closing market prices for the securities comprising its portfolio. Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair value as determined in good faith by the Adviser pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board.
The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Fund values its securities (generally, at 4:00 p.m., EST).
When the Fund holds securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves, may affect the value of foreign securities held by the Fund. Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, debt securities, or other assets held by the Fund. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund does not charge sales fees, the NAV is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.
The right of redemption may not be suspended or date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or
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during which the SEC determines that trading thereon is restricted; (ii) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Fund.
PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s effectiveness and efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and research services provided. The Adviser will not take into account the sale of Fund shares or the receipt of products or services, other than brokerage or research services, when selecting brokers to execute portfolio transactions. For the fiscal years ended September 30, 2018; 2019; and 2020, the Fund paid $40,887; $20,198; and $3,874 in brokerage commissions, respectively.
The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or “mark-up” or selling concessions. The Adviser normally purchases debt securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.
The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Adviser have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations. If an aggregated trade is not completely filled, then the Adviser allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the Fund and any other accounts involved. For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing, and/or asset size. Since the Fund’s objective will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.
CODE OF ETHICS
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by the officers, directors, trustees, and employees (“Access Persons”) of these entities. These Codes are on public file, and they are available from the Securities and Exchange Commission. While the Codes permit personal transactions by Access Persons in securities held or to be acquired by the Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.
ADMINISTRATOR
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), with principal offices at 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator and fund accountant to the Fund. As administrator, Fund Services has agreed to: compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax, or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.
For its services as Administrator, the Fund pays Fund Services an annual fee based on the average net assets of the Fund, subject to a minimum annual fee of $36,000. For the fiscal years ended September 30, 2018; 2019; and 2020, the Fund paid Fund Services fees of $71,019; $63,176; and $73,264 respectively, for its administration services.
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DISTRIBUTOR
Foreside Financial Services, LLC (“Foreside” or the “Distributor”), with its principal office at Three Canal Plaza, Suite 100, Portland, ME 04101, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Foreside continually distributes the Fund’s shares on a best efforts basis, and Foreside has no obligation to sell any specific quantity of Fund shares. Foreside and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. Foreside is registered as a broker-dealer with the Securities and Exchange Commission. Foreside did not retain any underwriting commissions during the fiscal year ended September 30, 2020.
Foreside may enter into agreements with selected broker-dealers, banks, or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than Foreside, typically enter into such agreements.
These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than Foreside. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund.
Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. Foreside does not receive compensation from the Fund for its distribution services. The Adviser pays Foreside a fee for certain distribution-related services.
The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As transfer agent, U.S. Bancorp Fund Services, LLC, has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.
CUSTODIAN
U.S. Bank N.A., 777 East Wisconsin Ave., Milwaukee, WI 53202, acts as custodian for the Fund. As such, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. U.S. Bank N.A. does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 151 N. Franklin Street, Suite 575, Chicago, IL 60606, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2020.
LEGAL COUNSEL
Alston & Bird, LLP, 950 F Street, N.W., Washington, DC 20004, has passed on certain matters relating to this registration statement and acts as counsel to the Trust.
TAX INFORMATION
The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below). Such information is only a general summary of certain key U.S. federal income tax considerations and is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder (the “Regulations”), administrative rulings and judicial decisions, all as of the date hereof, and all of which
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are subject to change or differing interpretation (potentially with retroactive effect). No attempt has been made to present a complete explanation of the U.S. federal tax treatment of the Fund or its shareholders. Further, this summary does not discuss the impact of various proposals to amend the Code or the Regulations which could change certain of the federal income tax consequences of an investment in the Fund. The Fund has not sought a ruling from the Internal Revenue Service or any other federal, state, or local agency with respect to any tax issues potentially affecting the Fund, and the Fund has not obtained an opinion of counsel with respect to any of the federal income tax issues discussed herein. This summary also does not discuss all of the potential tax consequences that may be relevant to a particular investor or certain classes of investors subject to special treatment under the federal income tax laws, such as insurance companies, financial institutions, dealers and traders in securities, persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement, U.S. tax-exempt investors, or foreign investors. The following discussion of federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Code.
PROSPECTIVE INVESTORS SHOULD CONSULT THEIR INDEPENDENT TAX ADVISERS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX LAWS TO THEIR OWN PARTICULAR SITUATIONS.
Qualification as a Regulated Investment Company. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, so as to be relieved of U.S. federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; or other income derived with respect to its business of investing in such stock, securities, or foreign currencies and net income derived from interests in certain publicly traded partnerships.
If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses), the Fund will not be subject to U.S. federal income tax on the investment company’s taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities. The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check. As a RIC, the Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.
Under the Regulated Investment Company Modernization Act of 2010, if the Fund fails to satisfy these qualifying income and asset tests, and such failure was due to reasonable cause and not willful neglect, it may be permitted to “cure” such failures (and thereby not jeopardize its tax status as a regulated investment company) under certain circumstances. However, if for any tax year the Fund does not qualify as a RIC and does not meet the necessary cure provisions, all of its taxable income could be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure of the Fund to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund may not qualify as a RIC in any given tax year.
Excise Tax. The Fund intends to avoid the 4% U.S. federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its realized capital gains net income for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. The Fund intends to make sufficient distributions to avoid liability for the excise tax. The Fund may decide, in the sole discretion of the Adviser, to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
As of September 30, 2020, the Fund had $2,767 in short-term capital loss carryforwards, and $7,101,176 in long-term capital loss carryforwards which will be permitted to be carried over for an unlimited period. To the extent that the Fund realizes future net capital gains, taxable distributions to its shareholders will first be offset by any unused capital loss carryforwards from the year ended September 30, 2020.
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Taxation of the Non-Corporate Shareholders. Distributions of the Fund’s investment company taxable income are taxable to you as ordinary income to the extent of the Fund’s earnings and profits. A portion of the Fund’s distributions may be treated as “qualified dividend income,” which may be taxable to individuals, trusts, and estates at lower U.S. federal tax rates. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.
Distributions of the Fund’s net short-term capital gains (from dispositions of securities held for one year or less at the time of sale or exchange) are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains are taxable to you as long-term capital gains (from dispositions of securities held for more than one year at the time of the sale or exchange).
Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. A return of capital distribution reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.
Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.
A portion of the Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations (other than REITs). Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for this deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.
If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold U.S. federal income tax (backup withholding) at the rate of 24% from dividend, capital gain, and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares and is otherwise treated as short-term capital loss.
Investment income received from sources within foreign countries, or capital gains earned by the Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. You will not be able to claim a credit for such taxes on your U.S. federal income tax return unless more than 50% of the value of our assets is attributable to foreign stocks and securities and we make an election to pass through foreign tax credits.
If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess
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distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.
Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders.
GENERAL INFORMATION
The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent. The shares are redeemable and are freely transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.
According to the law of Delaware under which the Trust is established, and the Trust’s Bylaws, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove trustees. Any Trustee may be removed at any meeting of the Shareholders by a vote of at least 75% of the Fund’s outstanding common shares.
The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.
PROXY VOTING POLICIES AND PROCEDURES
The Board has approved proxy voting policies and procedures for the Trust. A copy of the Trust’s proxy voting policies and procedures is attached to this SAI as Appendix A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. When applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling Shareholder Services toll free at 1-877-839-COBY (2629); (ii) without charge, upon request, by writing to the Trust at c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202; and/or (iii) on the SEC’s website at www.sec.gov.
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PERFORMANCE INFORMATION
From time to time the Fund may quote total return figures. “Total Return” for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.
Average Annual Total Return is computed as follows: P(1+T)[n] = ERV

Where:	P = a hypothetical initial investment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of shares at the end of the period
The Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.
In sales literature, the Fund’s performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Broadridge, Morningstar, or that of another service.
FINANCIAL STATEMENTS
The financial statements of the Fund as of and for the fiscal year ended September 30, 2020, are incorporated by reference to the Fund’s 2020 Annual Report filed with the SEC on December 4, 2020. Such report is incorporated herein by reference in reliance upon such report of Cohen & Company, Ltd., independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the annual audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.
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APPENDIX A
COOK & BYNUM CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES
Under Rule 206(4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Cook & Bynum Capital Management, LLC (the “Firm”) may exercise proxy voting authority for each fund of Cook & Bynum Funds Trust (the “Trust”), all privately offered unregistered funds (“Private Funds”), and separately managed accounts (“Separate Accounts”) managed by the Firm (the Trust and the Private Funds are referred to individually as a “Client,” and, collectively, as the “Funds and Separate Accounts”), as outlined in each Client’s offering document. In those cases that the Firm exercises proxy voting authority, the Firm has adopted the following Proxy Voting Policy and Procedures to ensure that Client proxies are voted in the best interest of the Clients’ accounts and are not affected by any material conflicts of interest within the Firm.
With respect to securities held in Client accounts, the Firm shall vote in the best interest of Clients without regard to the Firm’s interest. Generally, the Firm will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long-term. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer. On occasion, votes may be withheld for certain directors to show our disfavor with a company’s chief executive or particular directors. See “Pre-Determined Proxy Voting Policy.”
The Firm has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firm votes securities in accordance with its pre-determined policy, the vote is insulated from potential conflicts of interest that the Firm may have. Only in those instances when the Firm determines that it is in the best interest of Clients to vote securities contrary to its pre-determined policy does the potential for a conflict arise.
Conflicts of interest may arise when the Firm or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) whether the Firm has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Firm or an affiliate of which the Firm has actual knowledge that may affect the Firm’s judgment in voting securities in the best interest of Client accounts. Material conflicts may arise when the Firm or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.
In instances where the Firm has determined that it is not in the best interest of its Clients to follow the pre-determined policy, the Chief Compliance Officer of the Firm (the “CCO”) must approve any recommendations for votes. In the event that the Firm determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firm’s recommendation must be disclosed to the Client and, in the case of the Trust, consent or direction must be obtained from the Board of Trustees of the Trust. All votes in which the Firm has chosen to override the pre-determined policy will be reviewed on a quarterly basis by the CCO of the Firm. The CCO is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.
The Firm will, at all times, make a best effort to vote all proxies in the best interest of shareholders of the Funds and accountholders of the Separate Accounts. However, there may be some instances in which the Firm will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking or the requirement to vote the security in person.
Investors in the Funds and accountholders of the Separate Accounts (“Investors”) may contact the Firm to obtain a copy of the proxy voting policy. In addition, Investors may contact the Firm for information on how the proxies for the securities in their portfolio were voted. All such information will be mailed to Investors free of charge.
This policy will be reviewed and approved on an annual basis by the CCO of the Firm.
Pre-Determined Proxy Voting Policy
The Firm will vote in accordance with management recommendations on proposals except: (1) the Firm will oppose proposals that diminish rights of shareholders/accountholders or diminish management or board accountability to shareholders/accountholders; and (2) the Firm will oppose compensation plans that are excessive relative to comparable companies’ compensation packages or appear unreasonable in light of the companies’ performance.
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PART C — OTHER INFORMATION

Item 28. Financial Statements and Exhibits

(a)	(1)	Declaration of Trust — (1)

	(2)	Amendment No. 1 to Declaration of Trust — (5)

(b)	By-Laws — (1)

(c)	Instruments defining rights of Shareholders — None, See Declaration of Trust

(d)	(1)	Investment Management Agreement — Filed Herewith

	(2)	Amended and Restated Expense Limitation Agreement — (4)

(e)	Distribution Agreement — (4)

(f)	Bonus or Profit Sharing Contracts — None

(g)	Custody Agreement — (4)

	(1)	First Amendment to the Custody Agreement — (6)

(h)	Other Material Contracts

	(1)	Transfer Agent Servicing Agreement — (4)

		(1)(a)	First Amendment to the Transfer Agent Servicing Agreement — (6)

	(2)	Fund Administration Servicing Agreement — (4)

		(2)(a)	First Amendment to the Fund Administration Servicing Agreement — (6)

	(3)	Fund Accounting Servicing Agreement — (4)

		(3)(a)	First Amendment to the Fund Accounting Servicing Agreement — (6)

	(4)	Chief Compliance Officer Services Agreement — (2)
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(i)	Legal Opinion — Filed Herewith

(j)	(1) Consent of Independent Registered Public Accounting Firm — Filed Herewith

(2) Consent of Alston & Bird LLP, Counsel for the Registrant — Filed Herewith

(k)	Omitted Financial Statements — None

(l)	Initial Capital Agreements

(1) J. Dowe Bynum — (2)

(2) Richard P. Cook — (2)

(m)	Rule 12b-1 Plan — None

(n)	Rule 18f-3 Plan — None

(o)	Reserved

(p)	Code of Ethics

(1) Registrant and Adviser’s Code of Ethics — (2)

(2) Registrant and Adviser’s Code of Ethics — (4)

(3) Distributor’s Code of Ethics — (4)

(q)	Powers of Attorney

(1) Regarding Richard P. Cook, J. Dowe Bynum, Charles H. Ogburn, Bruce F. Rogers — (3)

(2) Regarding Donald P. Carson — (5)

(1)	Incorporated by reference to the Registration Statement on Form N-1A previously filed on March 20, 2009.

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, previously filed on June 1, 2009.

(3)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, previously filed on January 27, 2012.
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(4)	Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, previously filed on January 28, 2013.

(5)	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement, previously filed on January 27, 2015.

(6)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, previously filed on January 27, 2016.

Item 29. Persons Controlled by or Under Common Control With Registrant

There are no persons controlled by or under common control with the Fund.

Item 30. Indemnification

(a)    General. The Declaration of Trust (the “Declaration of Trust”) of the Trust provides that to the fullest extent permitted by Delaware and U.S. federal statutory and decisional law, as amended or interpreted, no Trustee or officer of this Trust shall be personally liable to the Trust or the holders of Shares, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence, or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

Section 5.2 of the Declaration of Trust provides that the Trust shall indemnify each officer or Trustee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in Article V of the Declaration of Trust by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful.

(b)    Disabling Conduct. No Trustee or officer shall be protected against any liability to the Corporation or its shareholders if such trustee or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his position (such conduct hereinafter referred to as “Disabling Conduct”). The Declaration of Trust provides that no indemnification of a trustee or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the trustee or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the trustee or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of trustees who are neither “interested persons” of the Corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c)    Advance Payment. The Fund may pay any expenses so incurred by any trustee or officer in defending a Proceeding in advance of the final disposition only if (i) the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking from such indemnitee to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification, (ii) if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met, and (iii) at least one of the following conditions is met: (A) the indemnitee shall provide adequate security for his undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non−Party Trustees, or if a majority vote of such
3

quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)    Insurance. To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit, or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability.

Item 31. Business and Other Connections of Investment Adviser

Cook & Bynum Capital Management, LLC, 2830 Cahaba Road, Birmingham, AL 35223, is a registered investment adviser. Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801-69930. Neither the Adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter

(a)    Foreside Financial Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s distributor. Foreside also serves as the principal underwriter for the entities named below:

1.ABS Long/Short Strategies Fund
2.Absolute Shares Trust
3.AdvisorShares Trust
4.AGF Investments Trust (f/k/a FQF Trust)
5.AIM ETF Products Trust
6.AlphaCentric Prime Meridian Income Fund
7.American Century ETF Trust
8.American Customer Satisfaction ETF, Series of ETF Series Solutions
9.Amplify ETF Trust
10.ARK ETF Trust
11.Bluestone Community Development Fund (f/k/a The 504 Fund)
12.Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
13.Bridgeway Funds, Inc.
14.Brinker Capital Destinations Trust
15.Cabot Equity Growth ETF, Series of Listed Funds Trust
16.Calamos Convertible and High Income Fund
17.Calamos Convertible Opportunities and Income Fund
18.Calamos Global Total Return Fund
19.Carlyle Tactical Private Credit Fund
20.Center Coast Brookfield MLP & Energy Infrastructure Fund
21.Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
22.Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
23.Cliffwater Corporate Lending Fund
24.CornerCap Group of Funds
25.Davis Fundamental ETF Trust
26.Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
27.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
28.Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
29.Defiance Quantum ETF, Series of ETF Series Solutions
30.Direxion Shares ETF Trust
31.Eaton Vance NextShares Trust
32.Eaton Vance NextShares Trust II
33.EIP Investment Trust
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34.Ellington Income Opportunities Fund
35.EntrepreneurShares Series Trust
36.Esoterica Thematic ETF Trust
37.ETF Opportunities Trust
38.Evanston Alternative Opportunities Fund
39.Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
40.Fiera Capital Series Trust
41.FlexShares Trust
42.Forum Funds
43.Forum Funds II
44.Friess Small Cap Growth Fund, Series of Managed Portfolio Series
45.GraniteShares ETF Trust
46.Guinness Atkinson Funds
47.Infinity Core Alternative Fund
48.Innovator ETFs Trust
49.Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
50.Ironwood Institutional Multi-Strategy Fund LLC
51.Ironwood Multi-Strategy Fund LLC
52.IVA Fiduciary Trust
53.John Hancock Exchange-Traded Fund Trust
54.Manor Investment Funds
55.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
56.Morningstar Funds Trust
57.OSI ETF Trust
58.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
59.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
60.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
61.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
62.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
63.Pacific Global ETF Trust
64.Palmer Square Opportunistic Income Fund
65.Partners Group Private Income Opportunities, LLC
66.PENN Capital Funds Trust
67.Performance Trust Mutual Funds, Series of Trust for Professional Managers
68.Plan Investment Fund, Inc.
69.PMC Funds, Series of Trust for Professional Managers
70.Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
71.Quaker Investment Trust
72.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
73.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
74.Renaissance Capital Greenwich Funds
75.Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
76.RMB Investors Trust (f/k/a Burnham Investors Trust)
77.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
78.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
79.Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
80.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
81.Salient MF Trust
82.SharesPost 100 Fund
83.Six Circles Trust
84.Sound Shore Fund, Inc.
85.Strategy Shares
86.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
87.Syntax ETF Trust
88.The Chartwell Funds
89.The Community Development Fund
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90.The Relative Value Fund
91.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
92.Third Avenue Trust
93.Third Avenue Variable Series Trust
94.Tidal ETF Trust
95.TIFF Investment Program
96.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
97.Timothy Plan International ETF, Series of The Timothy Plan
98.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
99.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
100.Transamerica ETF Trust
101.Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust
102.Trend Aggregation Conservative ETF, Series of Collaborative Investment Series Trust
103.Trend Aggregation Dividend Stock ETF, Series of Collaborative Investment Series Trust
104.Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
105.Trend Aggregation US ETF, Series of Collaborative Investment Series Trust
106.TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust
107.TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
108.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
109.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
110.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
111.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
112.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
113.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
114.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
115.U.S. Global Investors Funds
116.Variant Alternative Income Fund
117.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
118.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
119.VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
120.VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
121.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
122.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
123.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
124.VictoryShares Protect America ETF, Series of Victory Portfolios II
125.VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
126.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
127.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
128.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
129.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
130.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
131.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
132.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
133.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
134.VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
135.VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
136.VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
137.VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
138.VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
139.VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
140.West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
141.WisdomTree Trust
142.WST Investment Trust
143.XAI Octagon Floating Rate & Alternative Income Term Trust

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(b)    The following are the Officers and Manager of Foreside:

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)    Not Applicable.

Item 33. Location of Accounts and Records
The books and records of the Fund are retained at the following locations:

(a)    Cook & Bynum Capital Management, LLC, 2830 Cahaba Road, Birmingham, AL 35223 (records relating to its function as investment adviser for Registrant).

(b)    U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 (records relating to its functions as transfer agent, administrator, and fund accounting and servicing agent for Registrant).

(c)    Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its functions as distributor for Registrant).

(d)    U.S. Bank N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212-3958 (records relating to its function as custodian for Registrant).

Item 34. Location of Accounts and Records

Not applicable

Item 35. Undertakings

Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 25 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Birmingham and State of Alabama on the 26th day of January, 2021.

COOK & BYNUM FUNDS TRUST

/s/Richard P. Cook*
By: Richard P. Cook
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Richard P. Cook*	President and Trustee	January 26, 2021
Richard P. Cook

/s/ David A. Hobbs	Vice President, Treasurer	January 26, 2021
David A. Hobbs	and Principal Financial Officer

/s/ Charles H. Ogburn*	Trustee	January 26, 2021
Charles H. Ogburn

/s/ Bruce F. Rogers*	Trustee	January 26, 2021
Bruce F. Rogers

/s/ Donald P. Carson*	Trustee	January 26, 2021
Donald P. Carson

*By: /s/ David J. Baum
David J. Baum
Attorney-In Fact
Date: January 26, 2021

*David J. Baum signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney.

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EXHIBIT INDEX

(d)(1)	Investment Management Agreement

(i)	Legal Opinion

(j)(1)	Consent of Independent Registered Public Accounting Firm

(j)(2)	Consent of Alston & Bird, LLP, Counsel for the Registrant

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